Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
16.	Commitments and Contingencies

(a)	Other Commitments

In addition to commitments disclosed in note 22, commitments related to R&D expenditures are $1,911 as of December 31, 2019.

Commitments related to capital expenditures for the Company are approximately $1,719 as of December 31, 2019.

(b)	Foreign Corrupt Practice Act Matters

The Company may be subject to legal proceedings, investigations and claims relating to the conduct of the Company’s business from time to time.

The Beijing People’s Court issued five judgments in 2016 and 2017. These judgments were related to corrupt conduct allegedly engaged in by a former official of the Center for Drug Evaluation in NMPA, his wife and his son. These judgments found that the official and his wife had engaged in a practice of improperly soliciting and accepting payments from various individuals involved in the vaccine products industry. According to the judgments, one of the individuals solicited by the official was Mr. Weidong Yin, the Company’s chairman, president and chief executive officer. It was asserted in the judgments that Mr. Weidong Yin made three payments, and arranged for a loan, to the official and his wife, in the total amount of $77 (RMB 0.6 million) between 2002 and 2011. Mr. Weidong Yin was not charged with any offense or improper conduct and he cooperated as a witness with the procuratorate. To the Company’s knowledge, the Chinese authorities have not commenced any legal proceedings or government inquiries against Mr. Yin. In December 2016, the Company’s audit committee authorized the commencement of an internal investigation into the allegations made in the judgments. The audit committee engaged Latham & Watkins as independent counsel to assist with the investigation.

In 2017 and 2018, the Company became aware of certain judgments based on bribery charges issued by Chinese courts in four provinces against various officials of the CDC. While these judgments appear to reflect an industry-wide investigation focused on CDC officials, they also referenced nine of our former salespersons, together with sales personnel from several other Chinese vaccine companies and distributors. These judgments did not name, and no charges were brought against, our company or any of our directors or officers as defendants. To the best of the Company’s knowledge, the nine referenced employees cooperated with the procuratorate. The procuratorate did not contact the Company for cooperation. Upon becoming aware of these judgments, the Company’s Audit Committee expanded its internal investigation to review matters related to these judgments and our sales practices and policies, and further engaged Latham & Watkins LLP to continue the independent investigation with the expanded scope. One of the nine former sales employees has been convicted for giving bribes. The judgment states that this former sales employee took these actions without knowledge of the Company. His criminal penalty was waived by the court.

After the Company publicly announced the internal investigation arising from the allegations in a research report in December 2016, the Company was notified by the SEC in February 2017 of an enforcement inquiry related to the matters discussed in the report, and in April 2017 the Company received a subpoena from the SEC requesting documents. In September 2017, the Company received an inquiry from the Department of Justice (the “DOJ”) and the Company has been cooperating with the DOJ. The SEC and DOJ have requested information regarding the judgments discussed above, and the Company is cooperating with these requests.

Also in February 2017, the Company received an inquiry from NASDAQ related to the same matter. Further, in May 2018, the Company received an inquiry from NASDAQ requesting information related to the actions by Sinobioway and their impact on the Company’s operations and financial reporting. The Company has cooperated with both of these NASDAQ inquiries.

On August 14, 2018, the SEC notified the Company that the SEC had concluded its investigation and would not recommend an enforcement action against the Company at this time. On September 12, 2018, the DOJ notified the Company that it had closed its investigation, with no charges.

With the closure of the DOJ’s investigation, the Company is not aware of any pending U.S. government investigations of the Company related to these matters.

(c)	Other Litigation Matters

On March 5, 2018, the Company filed a lawsuit in the Court of Chancery of the State of Delaware seeking a determination whether 1Globe, The Chiang Li Family, OrbiMed and other shareholders of Sinovac Biotech Ltd. had triggered the Rights Agreement by forming a group holding approximately 45% of outstanding shares of Sinovac Biotech Ltd., in excess of the plan’s threshold of 15%, and acting in concert prior to the 2017 AGM. The Rights Agreement is intended to promote the fair and equal treatment of all Sinovac shareholders and ensure that no person or group can gain control of Sinovac through undisclosed voting arrangements, open market accumulation or other tactics potentially disadvantaging the interest of all shareholders.

On April 12, 2018, 1Globe filed an amended answer to the Company’s complaint, counterclaims, and a third-party complaint against Mr. Weidong Yin alleging, among other allegations, that the Rights Agreement is not valid, that Mr. Weidong Yin and the Buyer Consortium had previously triggered the Rights Agreement, and that 1Globe did not trigger the Rights Agreement. The Company and its board of directors believes that the actions taken by the board of directors were appropriate under the circumstances and that the allegations of the counterclaims and third-party complaint are without merit. 1Globe asks for various measures of equitable relief and also includes a claim for its costs, including attorneys’ fees.

On July 31, 2018, following the Company motions for partial summary judgment and an expedited trial date, the Delaware Chancery Court effectively stayed the action pending receipt of a post-trial decision from the Antigua Court in the matter captioned 1Globe Capital, LLC and Sinovac Biotech Ltd., Claim No. ANUHCV 2018/0120. On December 19, 2018, the Antigua Court issued a judgment affirming the validity of Sinovac Antigua’s Rights Agreement under Antigua law, and finding that “there was a secret plan to take control” of the Company at the 2017 AGM.

Based upon the Antigua Court’s judgment and other facts known to the board of directors, the Company’s board of directors determined that the Collaborating Shareholders became Acquiring Persons on or prior to the 2017 AGM and their conduct resulted in a “Trigger Event” under the Company’s Rights Agreement. As a result of becoming Acquiring Persons, the approximately 28.7 million Rights held by the Collaborating Shareholders automatically became void under the terms of the Rights Agreement. Pursuant to the Rights Agreement, the board of directors elected to exchange the approximately 42.4 million valid and outstanding Rights held by the Company’s shareholders (not including the Collaborating Shareholders) for a combination of approximately 27.8 million Common Shares and approximately 14.6 million Series B Preferred Shares, all of which the Company issued into a trust on February 22, 2019 for the benefit of the holders of the valid and outstanding Rights.

On March 6, 2019, the Delaware Chancery Court entered a status quo order providing that the Company not distribute any of the Exchange Shares to rights holders until the final disposition of the pending Delaware litigation or further order of the Court. On April 4, 2019, the Eastern Caribbean Supreme Court, Court of Appeal issued an order that restrains the Company from taking further action under its Rights Agreement, including the distribution of the previously issued Exchange Shares to the holders of valid Rights, until the conclusion of 1Globe Capital, LLC’s appeal of the December 19, 2018 Judgment of the High Court of Justice of Antigua and Barbuda. On April 8, 2019, the Delaware Chancery Court stayed the Delaware litigation pending the outcome of 1Globe’s appeal of the Antigua Judgment. The Company cannot predict whether an ultimate outcome will be favorable or unfavorable, nor estimate the amount or range of potential loss (if any) at this time.

On March 5, 2018, the Company also filed a lawsuit in the United States District Court for Massachusetts alleging violations of Section 13(d) of the Securities Exchange Act of 1934 by 1Globe and The Chiang Li Family. The lawsuit alleges, among other things, that the defendant shareholders failed to make required disclosures on Schedule 13D regarding their intentions to attempt to replace the Company's board of directors.

On April 9, 2018, the Company received a document request from SEC requesting all of the Company’s documents concerning 1Globe, the Chiang Li Family, OrbiMed, certain other shareholders, and their affiliates. The Company has been cooperating with the SEC. The Company understands the SEC is investigating whether 1Globe, and possibly other shareholders, violated the U.S. securities laws. The Company does not have any information to suggest the SEC is investigating the actions of the Company or its officers and directors.

On May 21, 2018, 1Globe answered and filed counterclaims against the Company and certain of its executives, alleging violations of Section 10(b) of the Exchange Act and various state law claims. In response to the Company’s motion to dismiss 1Globe’s counterclaims, on August 1, 2018, 1Globe filed amended counterclaims against the Company and certain of its executives, alleging violations of Section 10(b) of the Exchange Act and Rule 10b-5, as well as state law claims of abuse of process, fraudulent misrepresentation, negligent misrepresentation, and aiding and abetting such violations, primarily arising out of allegedly false and/or misleading statements made by the Company regarding its business, operational, and financial results.

On August 17, 2018, the Massachusetts Court granted a consent motion to extend the deadline for the Company’s response to 1Globe’s counterclaims (and for any subsequent opposition by 1Globe) until after the Antigua Court issued a ruling in the matter captioned 1Globe Capital, LLC and Sinovac Biotech Ltd., Claim No. ANUHCV 2018/0120. On December 19, 2018, the Antigua Court issued a judgment, which 1Globe appealed on January 29, 2019. Per the Massachusetts Court’s order, the parties have filed periodic status reports regarding the pending court proceedings in Antigua. No date for the Company’s response to 1Globe’s counterclaims has been set. The Company is vigorously pursuing this lawsuit; however, the Company cannot predict whether an ultimate outcome will be favorable or unfavorable, nor estimate the amount or range of potential loss (if any) at this time.

Also on August 1, 2018, 1Globe filed a motion for preliminary injunction seeking to enjoin the Company from, inter alia, altering the capital structure of the Company. On October 15, 2018, the Massachusetts Court denied 1Globe’s motion. On November 14, 2018, 1Globe filed an appeal of the denial of its motion for preliminary injunction to the United States Court of Appeals for the First Circuit. On January 10, 2019, 1Globe filed a motion to hold its appeal in abeyance pending the outcome of its separate appeal of the Antigua Court’s judgment, which the Company opposed. In October 2019, 1Globe voluntarily dismissed the appeal.

Separately, Heng Ren Investments LP (“Heng Ren”) filed suit against the Company and Weidong Yin for alleged breach of fiduciary duties and wrongful equity dilution on May 31, 2019, in Massachusetts state court. The Company removed the matter from state court to the United States District Court for the District of Massachusetts. Heng Ren alleged that Mr. Yin breached fiduciary duties owed to minority shareholders, that the Company aided and abetted breaches of fiduciary duties, and that both the Company and Mr. Yin engaged in wrongful equity dilution. Heng Ren requested damages, attorneys’ fees, and prejudgment interest. Presently, the case is effectively stayed until June 1, 2020, when an answer or response is due.

On March 13, 2018, 1Globe filed a complaint against the Company in the Antigua Court. The complaint seeks a declaration that the five persons purportedly proposed on the Non-Public Submission at the 2017 AGM were elected as directors of the Company at that meeting, an order of the Antigua Court that those directors be installed as the Company’s board of directors, and a declaration that any actions taken on behalf of the Company at the direction of the board of directors since the 2017 AGM are null and void. On April 10, 2018, 1Globe filed a notice of application in the Antigua Court seeking an order declaring the result of the disputed election, an urgent order restraining the Company’s board of directors from acting, pending determination of the dispute, including acting to initiate or continue litigation against the Shareholder Group, and other related relief. The Company attended the first hearing on May 9, 2018. In July 2018, the Antigua court heard an application by 1Globe for interim injunctive relief preventing the Company from exercising its rights under the Rights Agreement. This application was unsuccessful, but the judge set an expedited timetable to trial. The trial of the matter took place from December 3 to 5, 2018. On December 19, 2018, the judge handed down his judgment, finding in Sinovac’s favor in full, dismissing 1Globe’s claim and declaring that the Rights Agreement was validly adopted as a matter of Antigua law. On January 29, 2019, 1Globe filed a Notice of Appeal. On March 4, 2019, 1Globe filed an application for urgent interim relief, seeking an injunction to prevent Sinovac from continuing to implement its Rights Agreement until the resolution of the appeal. This urgent interim relief application was heard on April 4, 2019, at which the Court of Appeal made an order restraining the Company in similar terms to the Delaware Court order of March 6, 2019, together with restraint from operating the Rights Agreement in any way that affects 1Globe’s rights or shareholding until determination of the appeal. 1Globe’s appeal of the Antigua Court’s Judgment was heard on September 18, 2019, and the appeal decision is pending as of the date of this annual report. The Company cannot predict or estimate an outcome or economic burden for this case at this time.